Exhibit 99.1

Additional Q&A regarding Reverse Stock Split, Updated Timing of Phase 2 Deliveries, and Form S-3 for Shelf Financing

In the past few days, the Company’s management has received numerous questions from investors through various channels regarding the Company’s plan for a reverse stock split, our shelf registration statement, and the updated timing of phase 2 deliveries for the FF 91 2.0 Futurist Alliance, which were announced last Friday.

The Company is truly grateful for everyone’s continued interest in FF’s development. Without your support, FF would not have come this far. To help clarify some of concerns raised, we would like to share this Q&A in the hope of addressing some of these stakeholder concerns.

We will continue to improve our products with the utmost responsibility towards our users and engage in deep collaboration with our initial users. Subsequently, we intend to deliver high-quality products with excellent performance to users worldwide.

As a Company, we understand building a disruptive company is difficult, and supporting such a company requires great courage and determination. We hope this communication will not only answer the questions raised but also allow investors to further understand FF’s model and future plans, so that we can go further and better on the path together.

➤ Q1: Why are you seeking stockholder approval for a reverse stock split at this time. The stock price was performing well and investors had clearly said in the prior survey they did not want a reverse stock split.

As we engage in close communication with more institutional investors, we understand that they typically have specific requirements for investment targets. Companies listed with stock prices below a certain amount, such as $5, cannot become their investment or recommended targets. Additionally, the Company needs additional authorized shares to support its future financing plans. As strategic investors are hard to come by, we must be prepared in advance. Therefore, the Company made the decision to address these technical barriers first, so we can be better positioned for institutional investors, strategic investors, and future financing. The reverse stock split is also intended to increase the market price of the Class A Common Stock in order to mitigate the risk of the Class A Common Stock being delisted from The Nasdaq Capital Market. Nasdaq has several continued listing criteria that companies must satisfy in order to remain listed on the exchange.

➤ Q2: Have you reached an agreement with some investment institutions, but is dependent on this reverse stock split?

We are not commenting on conversations with any potential investors currently.

➤ Q3: Do you need a 1:90 reverse stock split? Why are you asking for 1:90

The Company is asking for a broad range of reverse split ratio, so we might have more optionality. Ultimately, if the stockholders approve the reverse stock split proposal, the ratio of the reverse stock split and the date it will be effective will be determined by the Company’s Board of Directors.

➤ Q4: Who will invest the $300 million and how will it be implemented?

The S-3 is a common equity and warrant filing. When declared effective by the SEC, the Company may from time-to-time issue Class A Common Stock and/or warrants, up to an aggregate amount of $300 million in one or more offerings. This standard shelf registration creates the needed availability for the Company to raise additional capital through Class A Common Stock and/or warrant issuances to both institutional and retail investors as it looks to raise additional financing to support production ramp. The Company does not expect to use the shelf financing until a later date and will carefully consider all market impacts when considering the shelf draw down.

➤ Q5: Does the issue with a supplier and the test you mentioned impact the delivery of the first three vehicles? Is it necessary to delay all the cars in the first phase, including these three cars, until August before they can be truly handed over to the owner?

In the continued spirit of FF’s co-creation and co-sharing vision, we recently outlined a three-phase delivery plan aimed at delivering the best experience to all our users. In the first phase FF will give our industry expert Futurist Product Officers (“FPOs”), the first look and allow these users the first chance to pay in full to reserve and experience the innovative FF 91. These industry expert FPOs will take possession of the reserved FF 91 vehicle at the beginning of the second phase. This initial phase launched at the end of May 2023, marking the start of our phase one delivery plan for the vehicle.

In phase two, targeted to start in August, assuming receipt of parts on our required timeframes and completion of requisite tests, all FPOs will be invited to start purchasing the vehicle to experience the FF 91 2.0 vehicle. Users will take full possession of the car and receive comprehensive training to make the most of the vehicle’s many features. This will mark the turning point where Faraday Future will become a revenue generating company going forward.

The third and final phase, our Full Co-Creation Delivery, is geared towards all users. In this phase, the Company will deliver FF 91 2.0 vehicles to all users that pay in full.

➤ Q6: Why haven’t we been able to see your budget and plan? Can you start disclosing monthly production and delivery starting July?

At this point we have not provided this type of detailed information. The Company is evaluating what metrics it should publish in the future.

➤ Q7: As a luxury car, the craftmanship of the FF 91 2.0 vehicle needs to be improved, what’s your plan on it?

We are continually working to improve the car. Thank you for your feedback. We hope to show the market our improved craftmanship soon.

➤ Q8: After the RSS, the short-term stock price will drop sharply. What measures will the company take to increase the stock price?

We continue to view the Company’s fundamentals as the main driving force behind its stock price. As such, we remain focused on the production and delivery of the FF 91 2.0 Futurist Alliance vehicles as the first step of our realization of fundamental value.

➤ Q9: RSS will not reduce the total number of authorized ordinary shares that the company is authorized to issue, meaning that after the split, an additional around 1.7 billion shares can still be issued?

Your understanding of the authorized share calculation is correct. However, the Company will approach all financing only after careful consideration. Issuances of more than 20% of outstanding shares will still need shareholder approval as required by applicable Nasdaq rules. The Company will continue to be judicious about raising money in the most efficient manner and in a way that best enhances stakeholder stockholder value.

➤ Q10: Regarding the interests of all shareholders and the future development of the company, we kindly request Mr. Jia and Mr. Chen to communicate with and listen to the voices of minority shareholders.

We highly value the voices of all shareholders and users. Our global CEO, XF Chen, and our Founder and Chief Product and User Ecosystem Officer, YT Jia, will communicate with all the shareholders as soon as possible at an appropriate time.

Forward-Looking Statements

This communication includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the reverse stock split, intention to hold a special meeting, the Company’s compliance with listing requirements of Nasdaq, the Company’s planned financings, plans and expectations with respect to the registration statement on Form S-3 and any potential future offering or capital raises. Forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the Company’s Amended and Restated Shareholder Agreement with FF Top Holding LLC complies with Nasdaq listing requirements, including Nasdaq Listing Rule 5640 regarding voting rights, the possibility that stockholder approval for the reverse stock split will not be obtained; the possibility that factors unrelated to the reverse stock split may impact the per share trading price of the Company’s common stock; the market performance generally of the Company’s common stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to satisfy the conditions precedent and close on the various financings disclosed by the Company and any future financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and Nasdaq listing requirements and to continue to be listed on Nasdaq (including following the execution of the Shareholder Agreement); the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs (including timely receipt of parts and satisfactory system testing); the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-Q filed with the SEC on May 12, 2023, the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

In connection with the reverse stock split, the Company has filed a proxy statement to be distributed to holders of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the proposed reverse stock split and other matters as described therein. After a definitive proxy statement has been filed, the Company will mail the definitive proxy statement, when available, to its stockholders. The proxy statement includes information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies in connection with the proposed reverse stock split. The Company will also file other documents regarding the proposed reverse stock split with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed reverse stock split as they become available because they will contain important information about the proposed reverse stock split.

Investors and security holders can obtain free copies of the proxy statement and all other relevant documents the Company has filed or will file with the SEC through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company’s website at https://www.ff.com/or by written request to Faraday Future Intelligent Electric Inc. at 18455 S. Figueroa Street, Gardena, California 90248.

Participants in the Solicitation

The Company and its Board of Directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed reverse stock split and other matters as described in the proxy statement. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 17, 2023. Investors may obtain additional information regarding the interest of the Company and its directors and executive officers in the reverse stock split proposal by reading the preliminary proxy statement and, when it becomes available, the definitive proxy statement relating to the special meeting. You may obtain free copies of these documents as described in the preceding paragraph.

Certain representatives of FF Top and of its indirect parent entity FF Global, including, without limitation, Jerry Wang, Weiwei Zhao and Wenyi Yan (collectively, the “FF Top Representatives”), are additional participants in the solicitation of proxies in connection with the proposed reverse stock split and other matters as described in the proxy statement. Information regarding the direct and indirect interests in the Company, by security holdings or otherwise, of FF Global, FF Top and the FF Top Representatives is included in this proxy statement; the post-effective amendment to registration statement on Form S-1, filed with the SEC on March 31, 2023; Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 9, 2023 and Proxy Statement for the Company’s 2023 Annual Meeting of Stockholders filed with the SEC on March 17, 2023; and in the Current Reports on Form 8-K filed with the SEC from time to time. Changes to the director or indirect ownership of FF Top and FF Global are set forth in SEC filings on Schedule 13D/A.

No Offer or Solicitation

This communication shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed reverse stock split. This Current Report on Form 8-K shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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